SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K/A

Amendment 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

______________________________

Date of Report (Date of earliest event reported): April 2, 2013

DAKOTA TERRITORY RESOURCE CORP

 (Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 000-50191	98-0201259 (I.R.S. Employer Identification Number)

10580 N. McCarran Blvd., Building 115 – 208

Reno, NV 89503

(Address of Principal Executive Offices and Zip Code)

(775) 747-0667

(Issuer's telephone number)

Mustang Geothermal Corp

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 2, 2013, the Company filed Form 8-K reporting that effective March 28, 2013, the Company dismissed its independent accountant, PLS CPA, and had retained LBB & Associates, Ltd., LLP, 10260 Westheimer Road, Suite 310, Houston, Texas 77042 as its new independent principal accountant to audit the Company’s financial statements.

Pursuant to Item 304 (a)(3) of Regulation S-K, The Company provided PLS CPA with a copy of the disclosures it made in the April 2, 2013 Form 8-K filing on the day that these disclosures were filed with the Commission. The Company requested PLS CPA to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) and, if not, stating the respects in which it does not agree. Attached to this filing as an exhibit is the letter the Company received from PLS CPA referencing this disclosure.

Section 9 - Financial Statements and Exhibits Item

9.01 Financial Statements and Exhibits.

Exhibit Index:

Exhibit Number

Description

EX – 16.1

Auditor Letter dated April 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA TERRITORY RESOURCE CORP

                         (Registrant)

Date April 5, 2013

By /s/ Richard Bachman

Richard Bachman, PRESIDENT